Exhibit 99.2

Digital Realty Trust

FIRST QUARTER 2006

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

March 31, 2006

DANGER

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitation to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run rate net operating income. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: adverse economic or real estate developments in our markets or technology related real estate; general and local economic conditions; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; our inability to manage growth effectively; our failure to obtain necessary outside financing; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to successfully redevelop properties acquired for that purpose; our failure to maintain our status as a REIT; possible adverse changes to tax laws; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2005 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, repositions and manages technology-related real estate. The Company’s properties contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. At March 31, 2006 the Company owned 46 properties containing approximately 8.1 million net rentable square feet, excluding 1.2 million square feet held for redevelopment. Digital Realty Trust’s property portfolio is located throughout the United States and in Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Executive Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Sales and Technical Services

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	Merrill Lynch	KeyBanc Capital Markets
Jessica Tully	Steve Sakwa	To be announced.
(404) 897-2820	(212) 449-0335

JMP Securities	RBC Capital Markets	SmithBarney Citigroup
William Marks	Srikanth Nagarajan	Jonathan Litt
(415) 835-8944	(212) 428-2360	(212) 816-0231

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	1st Quarter 2006	4th Quarter 2005	3rd Quarter 2005	2nd Quarter 2005	1st Quarter 2005
High Price *	$28.59	$24.70	$19.97	$17.49	$14.81
Low Price *	$22.29	$17.73	$16.80	$13.67	$12.50
Closing Price, end of quarter *	$28.17	$22.63	$18.00	$17.38	$14.37
Average daily trading volume *	194,179	134,046	260,942	94,248	94,884
Indicated dividend per share **	$1.06	$1.06	$0.98	$0.98	$0.98
Closing dividend yield, end of quarter	3.8%	4.7%	5.4%	5.6%	6.8%
Closing shares and units outstanding end of quarter	59,052,653	59,016,949	58,826,122	52,942,731	52,942,731
Closing market value of shares and units outstanding (thousands), end of quarter	1,663,513	1,335,554	1,058,870	920,145	760,787

*	New York Stock Exchange trades only

**	On an annual basis

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

Ownership Structure

As of March 31, 2006 (See note below)

Partner	# of Units (3)	% Ownership (1)
Digital Realty Trust, Inc.	31,429,296	53.2%
GI Partners, LLC	19,669,175	33.3%
Cambay Tele.com, LLC (4)	5,903,124	10.0%
Wave Exchange, LLC (4)	32,722	0.1%
Pacific-Bryan Partners, L.P. (5)	395,665	0.7%
Directors, Executive Officers and Others	1,622,671	2.7%

Total	59,052,653	100.0%

Note: This ownership structure reflects 4,030,184 shares that GI Partners’ partners converted from common units of the Operating Partnership to shares of our common stock on March 29, 2006 and which they sold on April 3, 2006.

(1)	Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of Class C units which have not yet vested.

(2)	Reflects limited partnership interests held by our officers and directors in the form of vested long-term incentive units and excludes shares issuable upon the redemption of Class C units which have not yet vested.

(3)	The total number of units includes 31,429,296 shares of common stock and 27,623,357 common units and excludes shares issuable upon the redemption of Class C units which have not yet vested.

(4)	These third-party contributors received the units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities.

(5)	This third-party contributor received the units in exchange for a 10% minority interest in the 2323 Bryan Street property.

Key Financial Data

(Dollars in thousands, except per share data)

	For the three months ended or as of
	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Shares and units at end of quarter
Common shares outstanding	31,429,296	27,363,408	27,304,691	21,421,300	21,421,300
Common units outstanding	27,623,357	31,653,541	31,521,431	31,521,431	31,521,431

Total shares and Operating Partnership units	59,052,653	59,016,949	58,826,122	52,942,731	52,942,731

Market Capitalization
Market value of common equity (1)	$1,663,513	$1,335,554	$1,058,870	$920,145	$760,787
Stated value of preferred equity	166,750	166,750	166,750	103,500	103,500
Total debt at balance sheet carrying value	813,655	749,067	686,909	765,687	515,701

Total market capitalization including debt	$2,643,918	$2,251,371	$1,912,529	$1,789,332	$1,379,988

Total debt/Total market capitalization including debt	30.8%	33.3%	35.9%	42.8%	37.4%
Selected Balance Sheet Data
Investments in real estate (before depreciation)	1,289,226	1,258,510	1,173,332	1,099,699	889,803
Total assets	1,574,041	1,529,170	1,454,222	1,368,256	1,099,727
Total liabilities	935,039	880,228	792,538	856,617	579,393
Selected Operating Data
Total operating revenues	60,983	62,072	56,385	49,549	39,511
Total operating expenses	42,852	45,124	39,783	32,900	26,502
Interest expense	11,388	10,988	10,724	9,289	8,121
Net income	5,087	4,602	4,425	4,335	2,739
Net income available to common stockholders	1,642	1,157	1,326	2,136	1,468
Financial Ratios
EBITDA (2)	31,286	30,949	29,007	25,753	21,732
Adjusted EBITDA (3)	36,562	35,731	33,730	31,091	25,159
Cash interest expense (4)	10,244	9,607	9,947	8,086	7,416
Fixed charges (5)	15,113	14,521	15,019	12,266	10,525
Debt service coverage ratio (6)	3.6	3.7	3.4	3.8	3.4
Fixed charge coverage ratio (7)	2.4	2.5	2.2	2.5	2.4
Profitability measures
Net income per common share - basic	$0.06	$0.04	$0.05	$0.10	$0.07
Net income per common share - diluted	$0.06	$0.04	$0.05	$0.10	$0.07
Diluted Funds From Operations (FFO) per share (8)	$0.36	$0.36	$0.35	$0.37	$0.30
Diluted Adjusted Funds From Operations (AFFO) per share (9)	$0.28	$0.26	$0.26	$0.31	$0.24
Dividends per share and common unit	$0.27	$0.27	$0.24	$0.24	$0.24
Diluted FFO payout ratio (10)	75.0%	73.8%	70.1%	65.8%	82.0%
Diluted AFFO payout ratio (11)	96.4%	101.5%	93.6%	79.9%	100.0%
Portfolio Statistics
Properties	46	44	38	33	26
Net rentable square feet, excluding redevelopment space	8,135,957	8,051,212	7,864,760	7,791,110	6,303,226
Square feet held for redevelopment (12)	1,196,538	1,146,538	731,663	707,920	107,563
Occupancy at end of quarter (13)	93.3%	93.9%	93.2%	93.0%	88.9%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% conversion of the limited partnership units in the operating partnership into shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised and also excludes shares issuable upon the redemption of Class C units which have not yet vested.

(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 20. For a reconciliation of net income available to common stockholders to EBITDA, see page 9.

(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 20. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 9.

(4)	Cash interest expense is interest expense per our statement of operations adjusted for noncash interest expense and includes capitalized interest.

(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.

(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.

(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.

(8)	For a definition and discussion of FFO see page 20. For a reconciliation of net income available to common stockholders to FFO, see page 8.

(9)	For a definition and discussion of AFFO, see page 20. For a reconciliation of FFO to AFFO, see page 8.

(10)	Diluted FFO payout ratio is dividend declared per common share and unit divided by diluted FFO per share and unit.

(11)	Diluted AFFO payout ratio is dividend declared per common share and unit divided by diluted AFFO per share and unit.

(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.

(13)	Occupancy at end of quarter excludes space held for redevelopment. We completed a review of space held for development in the quarter ended September 30, 2005 and have not restated any occupancy statistics for March 31, 2005 and earlier periods. This will cause occupancy statistics for March 31, 2005 to not be comparable to occupancy statistics for later periods.

Consolidated Balance Sheets

(Dollars in thousands, except share data)

	March 31, 2006	December 31, 2005
	(unaudited)
ASSETS
Investments in real estate
Land	$193,891	$191,961
Acquired ground lease	2,871	1,477
Buildings and improvements	966,137	941,115
Tenant improvements	126,327	123,957

Investments in real estate	1,289,226	1,258,510
Accumulated depreciation and amortization	(74,200)	(64,404)

Net investments in real estate	1,215,026	1,194,106
Cash and cash equivalents	25,179	10,930
Accounts and other receivables, net	27,872	7,587
Deferred rent	28,933	25,094
Acquired above market leases, net	46,448	48,237
Acquired in place lease value and deferred leasing costs, net	194,467	201,141
Deferred financing costs, net	7,044	7,659
Restricted cash	18,045	22,123
Other assets	11,027	12,293

Total Assets	$1,574,041	$1,529,170

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable under line of credit	$204,408	$181,000
Mortgage loans	609,247	568,067
Accounts payable and other accrued liabilities	43,222	36,869
Accrued dividends and distributions	—	15,639
Acquired below market leases, net	64,971	67,177
Security deposits and prepaid rents	13,191	11,476

Total Liabilities	935,039	880,228

Commitments and contingencies	—	—

Minority interests in consolidated joint ventures	190	206
Minority interests in operating partnership	224,070	262,239

Stockholders’ equity:
Preferred Stock: $0.01 par value, 20,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Common Stock; $0.01 par value: 100,000,000 authorized, 31,429,296 and 27,363,408 shares issued and outstanding as of March 31, 2006 and December 31, 2005	314	274
Additional paid-in capital	285,747	252,562
Dividends in excess of earnings	(33,394)	(27,782)
Accumulated other comprehensive income, net	2,276	1,644

Total Stockholders’ Equity	414,742	386,497

Total Liabilities and Stockholders’ Equity	$1,574,041	$1,529,170

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Operating Revenues:
Rental	$49,242	$48,859	$45,065	$37,604	$32,691
Tenant reimbursements	11,573	11,781	11,040	8,113	6,520
Other	168	1,432	280	3,832	300

Total operating revenues	60,983	62,072	56,385	49,549	39,511

Operating Expenses:
Rental property operating and maintenance	12,196	13,909	12,385	9,718	7,145
Property taxes	7,057	7,035	6,241	4,910	3,681
Insurance	916	905	770	530	599
Depreciation and amortization	18,256	18,804	16,957	14,328	12,143
General and administrative	4,246	4,425	3,324	2,453	2,413
Other	181	46	106	961	521

Total operating expenses	42,852	45,124	39,783	32,900	26,502

Operating income	18,131	16,948	16,602	16,649	13,009
Other Income (Expenses):
Interest and other income	232	875	171	114	132
Interest expense	(11,388)	(10,988)	(10,724)	(9,289)	(8,121)
Loss from early extinguishment of debt	(57)	(896)	—	—	(125)

Income before minority interests	6,918	5,939	6,049	7,474	4,895
Minority interests in consolidated joint ventures	15	1	4	4	3
Minority interests in operating partnership	(1,846)	(1,338)	(1,628)	(3,143)	(2,159)

Net income	5,087	4,602	4,425	4,335	2,739
Preferred stock dividends	(3,445)	(3,445)	(3,099)	(2,199)	(1,271)

Net income available to common stockholders	$1,642	$1,157	$1,326	$2,136	$1,468

Net income per common share - basic	$0.06	$0.04	$0.05	$0.10	$0.07
Net income per common share - diluted	$0.06	$0.04	$0.05	$0.10	$0.07
Weighted-average shares outstanding - basic	27,503,248	27,314,190	25,704,721	21,421,300	21,421,300
Weighted-average shares outstanding - diluted	28,354,597	27,656,496	26,004,324	21,584,913	21,535,485
Weighted-average fully diluted shares and units	59,873,798	59,248,243	57,525,755	53,106,344	53,056,916

Funds From Operations (FFO)

(unaudited and in thousands, except share data)

	Three Months Ended
	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Reconciliation of net income available to common stockholders to FFO:
Net income available to common stockholders	$1,642	$1,157	$1,326	$2,136	$1,468
Adjustments:
Minority interests in operating partnership	1,846	1,338	1,628	3,143	2,159
Real estate related depreciation and amortization	18,185	18,781	16,929	14,318	12,143

FFO available to common stockholders and unitholders	$21,673	$21,276	$19,883	$19,597	$15,770

FFO per share:
Basic	$0.37	$0.36	$0.35	$0.37	$0.30
Diluted	$0.36	$0.36	$0.35	$0.37	$0.30

Weighted-average shares outstanding - basic	59,022	58,906	57,226	52,943	52,943
Weighted-average shares outstanding - diluted	59,874	59,248	57,526	53,106	53,057

Note:	For a definition and discussion of FFO, see page 20.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Reconciliation of FFO to AFFO:
Funds from operations available to common stockholders and unitholders (FFO)	$21,673	$21,276	$19,883	$19,597	$15,770
Adjustments:
Non real estate depreciation	71	23	28	10	—
Amortization of deferred financing costs	795	793	790	707	675
Non cash compensation	431	335	50	44	52
Loss from early extinguishment of debt	57	896	—	—	125
Straight line rents	(3,843)	(4,172)	(3,815)	(2,483)	(2,553)
Above and below market rent amortization	(433)	(632)	(416)	(230)	(439)
Capitalized leasing payroll	(764)	(105)	(549)	(127)	—
Recurring capital expenditures and tenant improvements	(904)	(1,406)	(240)	(732)	(519)
Capitalized leasing commissions	(265)	(1,535)	(757)	(579)	(180)

AFFO available to common stockholders and unitholders	$16,818	$15,473	$14,974	$16,207	$12,931

Note:	For a definition and discussion of AFFO, see page 20. For a reconciliation of net income available to common stockholders to FFO, see above table.

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Net income available to common stockholders	$1,642	$1,157	$1,326	$2,136	$1,468
Interest	11,388	10,988	10,724	9,289	8,121
Depreciation and amortization	18,256	18,804	16,957	14,328	12,143

EBITDA	31,286	30,949	29,007	25,753	21,732
Minority interests	1,831	1,337	1,624	3,139	2,156
Preferred stock dividends	3,445	3,445	3,099	2,199	1,271

Adjusted EBITDA	$36,562	$35,731	$33,730	$31,091	$25,159

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 20.

Financial Ratios

(unaudited and in thousands)

	31-Mar-06	31-Dec-05	30-Sep-05	30-Jun-05	31-Mar-05
Total interest expense per income statement	11,388	10,988	10,724	9,289	8,121
Less noncash interest	(1,144)	(1,381)	(777)	(1,203)	(705)

Cash interest expense (a)	10,244	9,607	9,947	8,086	7,416
Scheduled debt principal payments and preferred dividends	4,869	4,914	5,072	4,180	3,109

Total fixed charges	15,113	14,521	15,019	12,266	10,525

Debt service coverage ratio based on GAAP interest expense (b)	3.2	3.3	3.1	3.3	3.1
Debt service coverage ratio based on cash interest expense (b)	3.6	3.7	3.4	3.8	3.4
Fixed charge coverage ratio based on GAAP interest expense (c)	2.2	2.2	2.1	2.3	2.2
Fixed charge coverage ratio based on cash interest expense (c)	2.4	2.5	2.2	2.5	2.4
Debt to total market capitalization including debt and preferred equity (d)	30.8%	33.3%	35.9%	42.8%	37.4%
Debt plus preferred stock to total market capitalization including debt and preferred equity (e)	37.1%	40.7%	44.6%	48.6%	44.9%
Pretax income to interest expense (f)	0.4	1.5	0.4	0.2	0.4

(a)	Cash interest expense is interest expense less amortized deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.

(b)	Adjusted EBITDA divided by interest expense.

(c)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per a above and scheduled debt principal payments and preferred dividends.

(d)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the conversion of operating partnership units into shares of our common stock.

(e)	Same as (d), except numerator includes preferred stock.

(f)	Calculated as income before minority interest and interest divided by interest expense.

Run-rate Net Operating Income (NOI)

For the three months ended March 31, 2006

(in thousands)

Rental revenues	$49,242
Tenant reimbursements	11,573
Rental property operating and maintenance	(12,196)
Property taxes	(7,057)
Insurance	(916)

NOI	$40,646

Actual results of properties acquired during the quarter:
Rental revenues	(233)
Tenant reimbursements	—
Rental property operating and maintenance	48
Property taxes	54
Insurance	4

Prorated full quarter of actual results of properties acquired during the quarter:
Rental revenues	396
Tenant reimbursements	—
Rental property operating and maintenance	(51)
Property taxes	(58)
Insurance	(4)

Run-rate NOI	$40,802

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$1,642
Other revenues	(168)
Interest expense	11,388
Depreciation and amortization	18,256
General and administrative expenses	4,246
Loss from early extinguishment of debt	57
Other expenses	181
Interest and other income	(232)
Minority interests in consolidated joint ventures	(15)
Minority interests in operating partnership	1,846
Preferred stock dividends	3,445

NOI	$40,646

Note:	For a definition and discussion of NOI and Run-rate NOI, see page 20.

Consolidated Debt Analysis

(in thousands)

	Maturity Date		Principal Balance as of March 31, 2006	% of Debt	Interest Rate as of March 31, 2006
Unhedged Floating Rate Debt
Unsecured line of credit	October 31, 2008	(1)	$204,408	25.1%	6.43%

Fixed Rate Mortgage Debt
Secured Term Debt	November 11, 2014		$152,391	18.7%	5.65%
350 East Cermak Road	June 9, 2008	(2)	100,000	12.3%	7.03	%(4)
200 Paul Avenue 1-4	October 8, 2015		81,000	10.0%	5.74%
600 West Seventh Street	March 15, 2016		60,000	7.4%	5.80%
2323 Bryan Street	November 6, 2009		57,098	7.0%	6.04%
34551 Ardenwood Boulevard 1-4, 2334 Lundy Place, 2440 Marsh Lane	August 9, 2006	(3)	43,000	5.3%	6.42	%(4)
7979 East Tufts Avenue	January 10, 2009		26,000	3.2%	5.14%
6 Braham Street	October 31, 2009		22,179	2.7%	6.85%
4055 Valley View Lane	January 1, 2009		21,015	2.6%	6.20	%(4)
100 Technology Center Drive	April 1, 2009		20,000	2.4%	6.70	%(4)
1125 Energy Park Drive	March 1, 2032		9,660	1.2%	7.62%
375 Riverside Parkway	November 25, 2006	(2)	8,775	1.1%	6.85	%(4)
731 East Trade Street	July 1, 2020		5,991	0.7%	8.22%

Total Fixed Rate Debt			$607,109	74.6%
Loan premium—1125 Energy Park Drive and 731 East Trade Street			2,138	0.3%

Total Consolidated Debt			$813,655	100.0%

Weighted average cost of debt (including interest rate swaps)					5.95%

(1)	A one-year extension option is available.

(2)	Two one-year extensions are available.

(3)	A 13-month extension and a one-year extension are available.

(4)	Mortgage loans subject to interest rate swap agreements. The interest rates on the mortgage loans, adjusted for the interest rate swap agreements are as follows:

350 East Cermak Road	6.23%
34551 Ardenwood Boulevard 1-4, 2334 Lundy Place, 2440 Marsh Lane	4.84%
4055 Valley View Lane	4.95%
100 Technology Center Drive	5.52%
731 East Trade Street	8.22%

Credit Facility

(in thousands)

	Maximum Available	Available as of March 31, 2006	Drawn as of March 31, 2006
Unsecured Credit Facility	$350,000	$76,300	$204,408

Debt Maturities

(in thousands)

Property		2006	2007	2008	2009	2010	Thereafter	Total
Unsecured line of credit	(1)	$—	$—	$204,408	$—	$—	$—	$204,408
Secured Term Debt	(2)	1,504	2,149	2,276	2,410	2,552	141,500	152,391
350 East Cermak Road	(3)	456	980	98,564	—	—	—	100,000
200 Paul Avenue 1-4		—	231	1,433	1,533	1,624	76,179	81,000
600 West Seventh Street		819	1,149	1,218	1,290	1,367	54,157	60,000
2323 Bryan Street	(4)	519	747	784	55,048	—	—	57,098
34551 Ardenwood Boulevard 1-4, 2334 Lundy Place, 2440 Marsh Lane		43,000	—	—	—	—	—	43,000
7979 East Tufts Avenue		—	—	—	26,000	—	—	26,000
6 Braham Street		1,636	2,084	2,231	16,228	—	—	22,179
4055 Valley View Lane		405	540	540	19,530	—	—	21,015
100 Technology Center Drive		—	—	—	20,000	—	—	20,000
1125 Energy Park Drive		91	114	120	132	143	9,060	9,660
375 Riverside Parkway	(3)	8,775	—	—	—	—	—	8,775
731 East Trade Street		109	174	189	204	235	5,080	5,991

Total		$57,314	$8,168	$311,763	$142,375	$5,921	$285,976	$811,517

Weighted Average Term to Initial Maturity	5.3 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	6.0 Years

(1)	A one-year extension option is available.

(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans are cross-collateralized by the six properties.

(3)	Two one-year extensions are available.

(4)	A 13-month extension and a one-year extension are available.

Note:  Above amounts assume no exercise of extensions and total excludes $2,138 of Loan Premiums.

Properties acquired

For the three months ended March 31, 2006

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)	Major Tenant(s)
4025 Midway Road	Dallas	January 2006	$16.2	49,947	50,000	0.0%	N/A
Clonshaugh Industrial Estate (2)	Dublin, Ireland	February 2006	$6.3	20,000	—	0.0%	N/A

			$22.5	69,947	50,000	0.0%

(1)	Excludes space held for redevelopment.

(2)	In addition to the 20,000 net rentable square feet presented above, this property also contains 2.6 acres of land available for redevelopment under a lease expiring in 2981. The 20,000 net rentable square feet will be occupied by a leading U.S.-based Internet enterprise in the second quarter of 2006.

Occupancy Analysis

As of March 31, 2006

						Occupancy						Net rentable Square Feet as a % of		Gross Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Gross Annualized Rent ($000) (1)	As of 3/31/06 (2)	As of 12/31/05 (2)	As of 9/30/05 (2)	As of 6/30/05 (2)	As of 3/31/05		Property Type	Total Portfolio	Property Type	Total Portfolio
Internet Gateways
350 East Cermak Road	May-05	Chicago	870,183	263,208	19,656	92.2%	92.2%	92.2%	82.6%	N/A	%	31.2%	10.7	26.9%	11.4%
200 Paul Avenue 1-4	Nov-04	San Francisco	490,050	37,630	14,083	94.2	95.8	93.8	93.7	83.4		17.6	6.0	19.4	8.1
2323 Bryan Street	Jan-02	Dallas	457,217	19,890	10,540	82.4	82.0	80.9	83.8	79.9		16.4	5.6	14.5	6.0
600 West Seventh Street	May-04	Los Angeles	430,403	59,319	9,993	97.3	90.8	83.0	82.3	79.7		15.4	5.3	13.7	5.8
6 Braham Street	Jul-02	London, England	63,233	—	4,958	100.0	100.0	100.0	100.0	100.0		2.3	0.8	6.8	2.9
600-780 S. Federal	Sep-05	Chicago	161,547	—	4,420	86.1	84.1	84.1	N/A	N/A		5.8	2.0	6.1	2.6
36 NE 2nd Street	Jan-02	Miami	162,140	—	3,645	81.2	81.2	81.2	81.2	81.2		5.8	2.0	5.0	2.1
1100 Space Park Drive	Nov-04	Silicon Valley	80,148	85,542	3,614	97.4	94.9	94.9	94.9	46.6		2.9	1.0	5.0	2.1
731 East Trade Street	Aug-05	Charlotte	40,879	—	1,066	100.0	100.0	100.0	N/A	N/A		1.5	0.5	1.5	0.6
113 North Myers	Aug-05	Charlotte	18,717	10,501	495	100.0	100.0	100.0	N/A	N/A		0.7	0.2	0.7	0.3
125 North Myers	Aug-05	Charlotte	12,150	13,242	262	85.8	85.8	85.8	N/A	N/A		0.4	0.1	0.4	0.2

			2,786,667	489,332	72,732	91.2	90.2	88.8	86.1	80.9		100.0	34.2	100.0	42.1
Data Centers
833 Chestnut Street	Mar-05	Philadelphia	535,098	119,660	8,417	75.5	91.5	91.3	93.3	91.5		16.0	6.6	14.0	4.9
300 Boulevard East	Nov-02	New York	311,950	—	7,754	99.7	87.4	87.4	87.4	87.4		9.3	3.8	12.8	4.5
2045 & 2055 LaFayette Street	May-04	Silicon Valley	300,000	—	5,940	100.0	100.0	100.0	100.0	100.0		9.0	3.7	9.8	3.4
11830 Webb Chapel Road	Aug-04	Dallas	365,648	—	5,665	93.3	93.3	90.5	90.5	90.6		10.9	4.5	9.4	3.3
150 South First Street	Sep-04	Silicon Valley	183,483	—	5,357	100.0	98.5	98.5	95.7	96.2		5.5	2.3	8.9	3.1
2334 Lundy Place	Dec-02	Silicon Valley	130,752	—	3,932	100.0	100.0	100.0	100.0	100.0		3.9	1.6	6.5	2.3
2401 Walsh Street	Jun-05	Silicon Valley	167,932	—	3,107	100.0	100.0	100.0	100.0	N/A		5.0	2.1	5.1	1.8
200 North Nash Street	Jun-05	Los Angeles	113,606	—	2,110	100.0	100.0	100.0	100.0	N/A		3.4	1.4	3.5	1.2
2403 Walsh Street	Jun-05	Silicon Valley	103,940	—	1,939	100.0	100.0	100.0	100.0	N/A		3.1	1.3	3.2	1.1
Paul van Vlissingenstraat 16	Aug-05	Amsterdam, Netherlands	112,472	—	1,681	62.0	62.0	62.0	N/A	N/A		3.3	1.4	2.8	1.0
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139	—	1,668	100.0	100.0	100.0	100.0	N/A		2.7	1.1	2.8	1.0
8534 Concord Center Drive	Jun-05	Denver	82,229	—	1,567	100.0	100.0	100.0	100.0	N/A		2.5	1.0	2.6	0.9
3065 Gold Camp Drive	Oct-04	Sacramento	62,957	—	1,487	100.0	100.0	100.0	100.0	100.0		1.9	0.8	2.5	0.9
3015 Winona Avenue	Dec-04	Los Angeles	82,911	—	1,457	100.0	100.0	100.0	100.0	100.0		2.5	1.0	2.4	0.8
251 Exchange Place	Nov-05	Northern Virginia	70,982	—	1,374	100.0	100.0	N/A	N/A	N/A		2.1	0.9	2.3	0.8
2440 Marsh Lane	Jan-03	Dallas	135,250	—	1,352	100.0	100.0	100.0	100.0	100.0		4.0	1.7	2.2	0.8
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827	—	1,340	100.0	100.0	100.0	100.0	100.0		3.4	1.4	2.2	0.8
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190	—	1,275	100.0	100.0	N/A	N/A	N/A		1.8	0.7	2.1	0.7
3300 East Birch Street	Aug-03	Los Angeles	68,807	—	1,265	100.0	100.0	100.0	100.0	100.0		2.1	0.8	2.1	0.7
375 Riverside Parkway	Jun-03	Atlanta	126,300	123,891	1,138	100.0	100.0	100.0	100.0	50.5		3.8	1.6	1.9	0.6
7520 Metro Center Drive	Dec-05	Austin	45,000	—	551	100.0	100.0	N/A	N/A	N/A		1.3	0.5	0.9	0.3
7500 Metro Center Drive	Dec-05	Austin	—	74,962	0.0	0.0	0.0	N/A	N/A	N/A		—	—	—	—
4025 Midway Road	Jan-06	Dallas	49,947	50,000	0.0	0.0	N/A	N/A	N/A	N/A		1.5	0.6	—	—
3 Corporate Place	Dec-05	New York	—	283,124	0.0	0.0	0.0	N/A	N/A	N/A		—	—	—	—
115 Second Avenue	Oct-05	Boston	12,500	55,569	0.0	0.0	0.0	N/A	N/A	N/A		0.4	0.2	—	—
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000	—	0.0	0.0	N/A	N/A	N/A	N/A		0.6	0.2	—	—

			3,343,920	707,206	60,376	91.6	94.9	94.4	95.9	89.1		100.0	41.2	100.0	34.9
Technology Manufacturing
34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657	—	7,726	100.0	100.0	100.0	100.0	100.0		50.9	3.8	56.2	4.5
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050	—	3,472	100.0	100.0	100.0	100.0	100.0		30.3	2.2	25.3	2.0
2010 East Centennial Circle	May-03	Phoenix	113,405	—	2,549	100.0	100.0	100.0	100.0	100.0		18.8	1.4	18.5	1.5

			604,112	—	13,747	100.0	100.0	100.0	100.0	100.0		100.0	7.4	100.0	8.0
Technology Office
100 & 200 Quannapowitt Parkway	Jun-04	Boston	388,000	—	7,203	100.0	100.0	100.0	100.0	100.0		27.7	4.8	27.7	4.2
7979 East Tufts Avenue	Oct-03	Denver	366,184	—	5,484	97.5	89.0	89.8	91.9	88.4		26.1	4.5	21.2	3.2
4055 Valley View Lane	Sep-03	Dallas	240,153	—	5,117	97.0	94.3	94.3	94.3	94.6		17.1	3.0	19.7	2.9
100 Technology Center Drive	Feb-04	Boston	197,000	—	3,743	100.0	100.0	100.0	100.0	100.0		14.1	2.4	14.4	2.2
4849 Alpha Road	Apr-04	Dallas	125,538	—	2,856	100.0	100.0	100.0	100.0	100.0		9.0	1.5	11.0	1.6
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383	—	1,561	100.0	100.0	100.0	100.0	N/A		6.0	1.0	6.0	0.9

			1,401,258	—	25,964	98.8	96.1	96.4	96.9	95.8		100.0	17.2	100.0	15.0

Portfolio Total/Weighted Average			8,135,957	1,196,538	$172,819	93.3%	93.9%	93.2%	93.0%	88.9%		100.0%	100.0%	100.0%	100.0%

(1)	Gross annualized rent represents the monthly contractual rent under existing leases as of March 31, 2006 multiplied by 12. In reporting periods prior to March 31, 2006 our calculation of annualized rent reduced the base rent by base stops. In this filing we have adjusted our definition and are now reporting gross annualized rent which is base rent multiplied by 12 at period end. Annualized rent will not be comparable to gross annualized rent.

(2)	The March 31, 2006 occupancies excludes the redevelopment space in the column above. We completed a review of space held for development in the quarter ended September 30, 2005 and have not restated any occupancy statistics for March 31, 2005 and earlier periods. This will cause occupancy statistics for March 31, 2005 to not be comparable to occupancy statistics for later periods.

Major Tenants

as of March 31, 2006

	Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (2)	Percentage of Gross Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications	(3)	9	1,119,401	13.8%	$23,614	13.7%	127
2	Qwest Communications International, Inc.		10	661,214	8.1%	18,863	10.9%	110
3	Comverse Network Systems		2	367,033	4.5%	6,904	4.0%	58
4	Verio, Inc.	(4)	2	241,370	3.0%	6,484	3.8%	78
5	Equinix, Inc.		2	294,990	3.6%	6,084	3.5%	110
6	AT&T	(5)	10	286,524	3.5%	5,654	3.3%	84
7	AboveNet, Inc.		6	154,255	1.9%	5,245	3.0%	148
8	Amgen	(6)	1	131,386	1.6%	5,170	3.0%	61
9	Leslie & Godwin	(7)	2	71,626	0.9%	5,143	3.0%	40
10	Thomas Jefferson University		1	179,659	2.2%	3,821	2.2%	54
11	Stone & Webster, Inc.	(8)	1	197,000	2.4%	3,743	2.2%	84
12	Maxtor Corporation	(9)	1	183,050	2.2%	3,472	2.0%	66
13	XO Communications		6	98,870	1.2%	3,143	1.8%	106
14	Siemens Subscriber Networks		1	125,538	1.5%	2,856	1.7%	49
15	VSNL		1	59,289	0.7%	2,803	1.6%	127

	Total/Weighted Average			4,171,205	51.1%	$102,999	59.7%	98

(1)	Occupied square footage is defined as leases that have commenced on or before March 31, 2006.

(2)	Gross annualized rent represents the monthly contractual rent under existing leases as of March 31, 2006 multiplied by 12. In reporting periods prior to March 31, 2006 our calculation of annualized rent reduced the base rent by base stops. In this filing we have adjusted our definition and are now reporting gross annualized rent which is base rent multiplied by 12 at period end. Annualized rent will not be comparable to gross annualized rent.

(3)	Microsoft subleases 300,000 net rentable square feet (approximately $5.9 million of annualized rent) of this space and has the right to become tenant if the primary lessor defaults.

(4)	Verio is a wholly-owned subsidiary of Nippon Telegraph & Telephone.

(5)	SBC finalized the acquisition of AT&T in December 2005.

(6)	Amgen acquired Abgenix on April 3, 2006

(7)	Leslie & Godwin is a United Kingdom subsidiary of AON Corporation.

(8)	Stone & Webster is a subsidiary of The Shaw Group.

(9)	Seagate Technology signed an agreement to acquire Maxtor in December 2005. This acquisition is expected to close in the third quarter of 2006.

Lease Expirations and Lease Distribution

Lease Expirations

As of March 31, 2006

Year	Number of Leases Expiring	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (1)	Percentage of Gross Annualized Rent	Gross Annualized Rent Per Occupied Square Foot	Gross Annualized Rent Per Occupied Square Foot at Expiration	Gross Annualized Rent at Expiration ($000)
Available		543,650	6.7%	$—	0.0%
2006	40	148,958	1.8%	2,898	1.7%	$19.46	$19.60	2,920
2007	33	200,292	2.4%	3,334	1.9%	16.65	17.04	3,413
2008	63	243,852	3.0%	7,698	4.4%	31.57	32.82	8,004
2009	68	510,675	6.3%	14,260	8.3%	27.92	28.80	14,709
2010	75	965,714	11.9%	24,278	14.0%	25.14	27.18	26,247
2011	40	955,863	11.7%	21,413	12.4%	22.40	25.39	24,273
2012	12	134,747	1.7%	3,148	1.8%	23.36	25.96	3,498
2013	22	907,721	11.2%	18,118	10.5%	19.96	21.63	19,632
2014	28	554,081	6.8%	11,200	6.5%	20.21	23.60	13,079
2015	47	1,352,412	16.6%	33,444	19.4%	24.73	30.87	41,754
Thereafter	56	1,617,992	19.9%	33,028	19.1%	20.41	27.76	44,917

Portfolio Total / Weighted Average	484	8,135,957	100.0%	$172,819	100.0%	$22.76	$26.66	$202,446

Lease Distribution

As of March 31, 2006

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Gross Annualized Rent ($000) (1)	Percentage of Gross Annualized Rent
Available			543,650	6.7%		0.0%
2,500 or less	259	53.5%	130,876	1.6%	11,390	6.6%
2,501 - 10,000	95	19.6%	505,924	6.2%	11,111	6.4%
10,001 - 20,000	43	8.9%	631,977	7.8%	14,159	8.2%
20,001 - 40,000	33	6.8%	932,529	11.5%	17,761	10.3%
40,001 - 100,000	33	6.8%	2,160,351	26.5%	52,422	30.3%
Greater than 100,000	21	4.4%	3,230,650	39.7%	65,976	38.2%

Portfolio Total	484	100.0%	8,135,957	100.0%	$172,819	100.0%

(1)	Gross annualized rent represents the monthly contractual rent under existing leases as of March 31, 2006 multiplied by 12. In reporting periods prior to March 31, 2006 our calculation of annualized rent reduced the base rent by base stops. In this filing we have adjusted our definition and are now reporting gross annualized rent which is base rent multiplied by 12 at period end. Annualized rent will not be comparable to gross annualized rent.

Leasing Activity

As of March 31, 2006

	For the Three Months Ended March 31, 2006	% Leased
Occupied Square Feet as of December 31, 2005	7,556,980	93.9%
Q1 2006 Acquisitions:
4025 Midway Road	—	0.0%
Clonshaugh Industrial Estate	—	0.0%

Occupied Square Feet including Q1 2006 Acquisitions	7,556,980	92.9%
Expirations	(65,587)	(0.8%)
New Leases	60,420	0.7%
Renewals	—	0.0%
Expansions	46,753	0.6%
Remeasurements (1)	(6,259)	(0.1%)
Terminations	—	0.0%

Occupied Square Feet as of March 31, 2006	7,592,307	93.3%

GAAP Rent Growth (2)
Expiring Rate per Square Foot		$18.30
New / Renewed Rate per Square Foot		$40.20
Percentage Increase		119.6%
Weighted Average Lease Term - New (in months)		61.8
Weighted Average Lease Term - Renewal (in months)		—

(1)	Represents remeasuring of building to Building Owners and Managers Association (BOMA) standards.

(2)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

Tenant Improvements and Leasing Commissions

	Three Months Ended					Full Year 2005
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Renewals (1)
Number of renewals	—	2	3	1	3	9
Square Feet	—	8,086	8,109	4,517	12,295	33,007
Tenant improvement costs per square foot (2)	$—	$1.14	$9.67	$20.00	$3.93	$6.86
Leasing commission costs per square foot (2)	—	2.61	2.48	6.24	9.11	5.50

Total renewal lease costs per square foot	$—	$3.75	$12.15	$26.24	$13.04	$12.36
New Leases (3)
Number of non-redevelopment leases	46	16	23	18	6	63
Non-Redevelopment square feet	84,488	41,784	8,410	41,967	15,762	107,923
Non-Redevelopment tenant improvement costs per square foot (2)	$20.64	$10.37	$32.86	$5.10	$13.01	$10.46
Non-Redevelopment leasing commission costs per square foot (2)	8.78	26.28	21.38	8.58	4.54	15.84
Number of redevelopment leases	1	—	—	—	—	—
Redevelopment square feet	22,685	—	—	—	—	—
Redevelopment tenant improvement costs per square foot (2)(5)	$255.62	—	—	—	—	—
Redevelopment leasing commission costs per square foot (2)	$2.92	—	—	—	—	—
Total new lease costs per square foot	$77.91	$36.65	$54.24	$13.68	$17.55	$26.30
Total (4)
Number of leases	47	18	26	19	9	72
Square Feet	107,173	49,870	16,519	46,484	28,057	140,930
Tenant improvement costs per square foot (2)	$70.38	$8.87	$21.47	$6.55	$9.03	$9.62
Leasing commission costs per square foot (2)	7.54	22.44	12.10	8.35	6.54	13.42

Total costs per square foot	$77.91	$31.31	$33.58	$14.90	$15.57	$23.04

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 14.

(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment.

Historical Capital Expenditures

	Three Months Ended					Full Year 2005
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Recurring capital expenditures (1) (2)	$652,438	$1,167,052	$240,025	$91,049	$266,974	$1,765,100
Non-recurring capital expenditures (2)	$750,817	$1,689,757	$1,766,579	$1,604,007	$1,352,219	$6,412,562
Total net rentable square feet at period end excluding redevelopment space	8,135,957	8,051,212	7,864,760	7,791,110	6,303,226	8,051,212
Recurring capital expenditures per square foot	$0.08	$0.14	$0.03	$0.01	$0.04	$0.22
Non-recurring capital expenditures per square foot	$0.09	$0.21	$0.22	$0.21	$0.21	$0.80

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	Recent property acquisitions may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 14.

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact or noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 2.